Exhibit 10.01

WORTHINGTON ENERGY, INC.
SUBSCRIPTION AGREEMENT
What Happened

THIS SUBSCRIPTION AGREEMENT is made as of this 2nd day of March, 2012 between Worthington Energy, Inc., a Nevada corporation with its principal office located at 220 Montgomery Street, Suite 1094, San Francisco, CA 94104 (the “Company”), and What Happened (the “Subscriber”).

Subscriber hereby subscribes for and agrees to purchase from the Company an unregistered (restricted) Convertible Unsecured Note in the amount of $10,000, along with a Common Stock Purchase Warrant (together, the “Securities”) on the terms set forth in the form of the Convertible Unsecured Note and Common Stock Purchase Warrant provided to Subscriber. Funds in such amount will be wired to the Company per instructions to be provided or will be represented by a check delivered to the Company.

Subscriber acknowledges that the offering of the Securities has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) or any state agency because it is intended to be a nonpublic offering exempt from the registration requirements pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder and state securities laws.

Subscriber represents and warrants that Subscriber is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, as indicated by its responses to the Accredited Investor Questionnaire included at the end of this Subscription Agreement. Subscriber further represents and warrants that the information furnished in the Questionnaire is accurate and complete in all material respects and that Subscriber is able to bear the economic risk of any investment in the Securities.

Subscriber represents that the Securities are being purchased for his, her, or its own account for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the Securities Act.  The Subscriber agrees that Subscriber will not sell or otherwise transfer the Securities unless they are registered under the Securities Act or unless an exemption from such registration is available.

Subscriber acknowledges receipt, review, and consideration of the Risk Factors involved with this investment as set out in Exhibit A Risk Factors delivered to Subscriber and recognizes that the investment in the Securities involves a high degree of risk in that:  (a) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (b) transferability of the Securities is limited; and (c) the Company may require substantial additional funds to operate its business.

Subscriber acknowledges that he, she, or it has prior investment experience, including investment in non-listed and non-registered Securities and is familiar with the SEC’s website at www.sec.gov where Subscriber has reviewed and can review detailed information on the Company in the Search for Company Filings section.

This agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement; provided that a facsimile or PDF-formatted signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or PDF-formatted signature.

(signature page follows)

Amount of Investment: $10,000.00

Signature	Signature (if purchasing jointly)

What Happened
Name Typed or Printed	Name Typed or Printed

Title (if Subscriber is an Entity)	Title (if Subscriber is an Entity)

Entity Name (if applicable)	Entity Name (if applicable

One Market Street, 34th Floor
Address	Address

San Francisco, CA 94105
City, State and Zip Code	City, State and Zip Code

Telephone-Mobile	Telephone-Mobile

Telephone-Residence	Telephone-Residence

Facsimile-Business	Facsimile-Business

Facsimile-Residence	Facsimile-Residence

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which Securities should be issued:	John Seeley

Dated:                      March 2, 2012

This Subscription Agreement is agreed to and accepted as of April 18, 2012.

WORTHINGTON ENERGY, INC.

By:____________________________________

Name: Charles F. Volk, Jr.
Title: Chairman & CEO

CONFIDENTIAL
ACCREDITED INVESTOR QUESTIONNAIRE

To:   Worthington Energy, Inc.

Subscriber represents and warrants that Subscriber is an ”accredited investor” by virtue of responding affirmatively to at least one of the questions below (check “yes” below the appropriate items(s):

1.       If Subscriber is a natural person,

A.       Is your net worth (jointly with your spouse, if any), including homes, home furnishings and automobiles, but excluding the value of your principal residence, in excess of $1,000,000 (valuing your assets on the basis of their current fair market value)?
Yes_____ No_____

B.      Was your individual income for both 2009 and 2010 and your anticipated individual income for 2011 in excess of $200,000?
Yes_____ No____

C.      Was your joint income with your spouse for both 2009 and 2010 and your anticipated individual income for 2011, in excess of $300,000?
Yes_____ No_____

D.           Are you a director or executive officer of the Company?
Yes_____ No_____

2.       If Subscriber is a corporation, a limited liability company, a partnership, an organization described in Section 501(c)(3) of the Internal Revenue Code or a Massachusetts or similar business trust not formed for the specific purpose of acquiring the securities offered, are Subscriber’s total assets in excess of $5,000,000?
Yes_____ No_____

3.       If Subscriber is a trust, (i) does Subscriber have total assets in excess of $5,000,000, (ii) were Subscriber formed for a purpose other than the specific purpose of acquiring the Securities, and (iii) is Subscriber’s purchase of the Securities directed by a person having such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the proposed transaction.     (If your answer is ”no” to any of parts (i), (ii), or (iii) of this paragraph, answer no below.)
Yes_____ No_____

4.       If Subscriber is an employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (i) are Subscriber’s investment decisions made by a bank, savings and loan association, insurance company, or registered investment advisor acting as a plan fiduciary or any other type of “plan fiduciary” as such term is defined in Section 3(21) of ERISA, (ii) are the total plan assets in excess of $5,000,000, or (iii) if a self-directed plan, are the investment decisions made solely by persons that are accredited investors?  (If the answer is “yes” to any of parts (i), (ii), or (iii) above, answer yes below.)
Yes_____ No_____

6.       If Subscriber is an entity, are all of the equity owners of the entity accredited investors, that is, can each equity owner answer “yes” to at least one of the questions in Sections (a) through (j) above?
Yes_____ No_____

If this Section 6 is the only section that Subscriber has responded to in the affirmative, Subscriber must identify each equity owner of the entity either below or on a separate sheet if necessary and each equity owner must separately  provide the Company with his or her own fully completed and executed Accredited Investor Questionnaire in order to demonstrate that each is an accredited investor in his or her own capacity.

Equity Owners:                                           What Happened

The foregoing representation and warranty has been made with the understanding that the Company is, and will be, relying upon the truth and accuracy of the representation and warranty herein made in issuing the Securities without having registered them under the Securities Act or any applicable state securities laws, and the undersigned agrees that such representation and warranty shall survive the acquisition of the Securities.

IN WITNESS WHEREOF, the undersigned have executed this Accredited Investor Questionnaire as of the date set forth below, intending to be legally bound hereby.

Individuals sign below:

Signature of Investor	Signature of Joint Investor, if any*

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Print Name of Investor	Print Name of Joint Investor, if any*

*If investment is in joint names, both must sign.

Date:

Corporations, limited liability companies, trusts, partnerships, retirement plans or retirement accounts and other entities sign below:

____________________________
 (Print Name of Entity)

By: _________________________
 (Signature)

___________________________
 (Print Name and Title of Signatory)

Date:  March 2, 2012